SUNAIR ELECTRONICS, INC.
                             3101 S.W. Third Avenue
                         Fort Lauderdale, Florida 33315


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                January 19, 1998

TO THE STOCKHOLDERS OF SUNAIR ELECTRONICS, INC.:

     The 1997 Annual Meeting of Stockholders of SUNAIR ELECTRONICS, INC. will be held at the offices of the company, 3101 S.W. Third Avenue, Fort Lauderdale, Florida on Monday, January 19, 1998 at 10:00 A.M. for the following purposes:

     1. The election of three (3) Directors;

     2. To approve the reserve of 100,000 shares of common stock under the company's proposed stock option plan;

     3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on December 5, 1997 will be entitled to vote at the meeting or any adjournment thereof.

     We hope you will be able to attend this meeting in person; however, if this is impossible, please promptly sign, date and return the enclosed proxy card regardless of the number of shares you hold so that your shares will be represented at this meeting.

                                            By Order of the Board of Directors

Fort Lauderdale, Florida
December 15, 1997

                            SUNAIR ELECTRONICS, INC.
                             3101 S.W. Third Avenue
                         Fort Lauderdale, Florida 33315


                Approximate date of mailing is December 15, 1997

                                 PROXY STATEMENT

     This statement is furnished in connection with a solicitation by the management of SUNAIR ELECTRONICS, INC. (hereafter called the "Corporation"), of proxies to be used at the Annual Meeting of Stockholders of the Corporation, to be held on Monday, January 19, 1998 at 10:00 A.M., in the offices of the Corporation at 3101 S.W. Third Avenue, Fort Lauderdale, Florida.

     As of November 26, 1997 there were issued and outstanding 3,932,370 shares of common stock. Only stockholders of record as of the close of business on December 5, 1997 will be entitled to notice of and to vote at the Annual Meeting. Every stockholder will be entitled to vote in person or by proxy for each share of stock standing in his name on the books of the Corporation as of such record date.

     This proxy material was first mailed to stockholders on or about December 15, 1997 together with a copy of the Annual Report of the Corporation for the fiscal year ended September 30, 1997. The Corporation will file with the Securities and Exchange Commission a report on Form 10-K for such fiscal year, a copy of which (including financial statements and schedules thereof) will be provided without charge to any stockholder upon written request, addressed to the Secretary of the Corporation at its address set forth on the first page of this Proxy Statement. If a shareholder requests copies of any exhibits of such Form 10-K filing, the Corporation may require the payment of a fee covering its reasonable expenses in furnishing such exhibits. No material contained in either the Annual Report being mailed to all stockholders or the report on Form 10-K is to be regarded as proxy soliciting material.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following information is given with respect to any person who to the knowledge of the Corporation's management owns beneficially more than 5% of any class of voting securities of the Corporation outstanding on the most recent record date, and with respect to ownership of such securities by the Corporation's officers and directors.

     Based solely upon a review of information furnished to the registrant during the most recent fiscal year, including written representations, no director, officer or beneficial owner of more than 10% of the company's common stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during fiscal year 1997.

(A) Security Ownership of Certain Beneficial Owners.


       Title                Name and Address                    Amount and Nature               Percent
      of Class             of Beneficial Owner               of Beneficial Ownership           of Class
      --------             -------------------               -----------------------           --------
      Common               Robert Uricho, Jr.                      *2,272,900                   57.80%
                           Board Chairman & CEO
                           3101 S.W. 3rd Avenue
                           Fort Lauderdale, FL

(B)  Security Ownership of Management

       Title                Name and Address                    Amount and Nature               Percent
      of Class             of Beneficial Owner               of Beneficial Ownership         of Class (1)
      --------             -------------------               -----------------------         ------------
      Common               Robert Uricho, Jr.                      *2,272,900                   57.80%
                           Board Chairman & CEO
                           3101 S.W. 3rd Avenue
                           Fort Lauderdale, FL

      Common               All Other                                    6,076                      **
                           Officers and Directors

      Common               All Officers and Directors               2,278,976                   57.95%
                           As a group (6)

----------
* Includes 278,900 shares held by the University of Florida Foundation, Inc. as Trustee of a Charitable Remainder Unitrust of which Mr. Uricho is the income beneficiary.

**   Less than 1%.

(1)  Based upon 3,932,370 shares outstanding at November 26, 1997.


While the Corporation has 500,000 authorized shares of preferred stock, no par value, none have been issued. The only stock outstanding is 10 cents par value Common Stock.

                            THE ELECTION OF DIRECTORS

     It is intended that persons named in the proxy, unless otherwise indicated, will vote for the election of the three (3) nominees listed below (three directors was the number last approved by the stockholders) to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

     Each nominee has consented to serve for the next ensuing year, or until his successor is elected and qualified. However, if any nominees for any reason presently unknown will be unable to serve, the valid proxy will be voted for the remaining nominees and will be voted by the proxy holders in their discretion for the election of a substitute nominee.

Each of the nominees was elected to his present term of office at the last Annual Meeting of Stockholders.

     The following information with respect to the principal occupation or employment and name and principal business of the Corporation, or other organization in which such occupation or employment is carried on, and in regard to other affiliations and directorships and to beneficial ownership of shares of common stock of the Corporation at December 5, 1997 has been furnished to the Corporation by the respective nominees for directors.

Earl M. Anderson, Jr. has been a director of the Corporation since 1969. Mr.
     Anderson is an independent management consultant and has been so engaged since 1964. Since 1978, he had also served as President of Distinctive Devices, Inc., which corporation, until the recent sale of its operating businesses, manufactured and imported soil and water test instruments.
     Age: 72
     SUNAIR SHARES OWNED: 776 common shares
     Member of Audit Committee

George F. Arata, Jr. held, prior to his retirement in 1991, executive positions, including President and Director, with Southeast Banks in various locations in South Florida.
     Age: 68
     SUNAIR SHARES OWNED: 500 common shares.
     Member of Audit Committee

Robert Uricho, Jr. Chairman of the Board and Chief Executive Officer of the
     Corporation, has been a director of the Corporation since he founded the Corporation in 1956.
     Age: 82
     SUNAIR SHARES OWNED: 2,272,900 common shares representing 57.80% of the issued and outstanding common stock of the Corporation, includes 278,900 shares owned by the University of Florida as Trustee of a Charitable Remainder Unitrust of which Mr. Uricho is the income beneficiary.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

Committees of the Board

     The following are the principal functioning committees of the Board of Directors, the membership and principal responsibilities of which are described below:

Audit Committee

     Members: Messrs. Anderson and Arata

     The Audit Committee reviews the scope and results of the audit by the independent accountants and proposes the appointment of such accountants subject to approval of the Board. The Committee also reviews the adequacy of the Company's system of internal controls and procedures and reviews with the independent accountants its proposals and suggestions pertaining to internal control and procedures.

Stock Option and Compensation Committees

     The Stock Option and Compensation Committees were not active in fiscal
1997.

                             DIRECTORS' COMPENSATION

     Directors who are not full-time employees of the Company are paid an annual retainer of $5,000 and an attendance fee of $1,000 for each meeting of Sunair's Board, plus travel expenses incurred in connection therewith. The Audit Committee consists of two non-management Board members, who are paid $1,000 each for a committee meeting. Directors who are full-time employees of the Company are not paid any fees or additional remuneration for services as members of the Board or any committee thereof.


                   ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During the 1997 fiscal year, the Board held three meetings. Attendance at such meetings of the Board was 100%.

                   DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS

     The deadline by which stockholder proposals must be submitted for consideration at the January, 1999 Annual Meeting of Stockholders is September 1, 1998, under the rules of the Securities and Exchange Commission.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

                           Summary Compensation Table

                                  Annual Compensation                          Long Term Compensation
                          --------------------------------------   ------------------------------------------------
                                                                      Awards                Payouts
                                                                   ------------             --------
Name and                                            Other Annual    Restricted    Options/    LTIP      All Other
Principal Position        Year    Salary    Bonus   Compensation   Stock Awards     SARs    Payments   Compensation
------------------        ----   --------   -----   ------------   ------------   --------  --------   ------------
Robert Uricho, Jr.        1997   $175,000   None        None           None         None       None         None
Chairman, President       1996   $175,000   None        None           None         None       None         None
Chief Executive Officer   1995   $175,000   None        None           None         None       None         None

Compensation Report

Executive Officer Compensation. The philosophy of the Company's compensation program is to offer competitive opportunities for all executive employees, except Mr. Uricho, which are based on the individual's personal performance and contribution to the Company's success. Base salary is determined by the skills and expertise required for a specific executive's job and by the performance of the executive in that job. Base salary is established annually in large measure by comparison to the compensation paid to persons holding comparable positions in similar or related industries and by general compensation levels in the local markets. Executive compensation is not specifically related to the Company's performance.

Chief Executive Officer Compensation. Mr. Uricho is a majority stockholder in the company controlling 57.80% of the shares outstanding. His salary was first negotiated between Mr. Uricho and the Compensation Committee in 1985 at a level significantly less than compensation paid to persons holding comparable positions in similar or related industries. Mr. Uricho has received his salary of $175,000 with no added incentives, since 1985. His compensation is not specifically related to the Company's performance.

Proposed Stock Option Plan. The Company has proposed a non-qualified stock option plan for key employees and reserved 100,000 shares of the Company's common stock for future issuance under the plan at an exercise price of $3.00 per share. All stock options granted previously have expired or been cancelled and no stock options are currently outstanding.

                                PERFORMANCE GRAPH
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
           AMONG SUNAIR ELECTRONICS, INC., THE AMEX MARKET VALUE INDEX
                    AND THE S & P ELECTRONICS (DEFENSE) INDEX

                                   [GRAPHIC]

In the printed version there is a performance graph with the following plot points.


                               9/92      9/93      9/94      9/95      9/96      9/97
                               ----      ----      ----      ----      ----      ----

SUNAIR ELECTRONICS, INC.        100        75        50        63        68       63

AMEX MARKET VALUE INDEX         100       122       122       145       152       191

S & P ELECTRONICS (DEFENSE)     100       126       142       221       388       420

--------------------
* $100 invested on 09/30/92 in stock or index -- including reinvestment of dividends. Fiscal year ending September 30.

                             INDEPENDENT ACCOUNTANTS

The firm of Puritz and Weintraub was designated by the Board of Directors to audit the financial statements for the Company and its subsidiary for the fiscal year ending September 30, 1997. The firm has been the Company's independent accountant since July 19, 1988 and is considered to be well qualified.

     Representatives of Puritz and Weintraub are expected to be present at the Annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 PROXY-EXPENSES

     The enclosed Proxy is solicited by the management.

     If the enclosed form of Proxy is executed and returned, it will be voted in accordance with the indicated preference. If not otherwise specified, it will be voted in favor of all propositions set forth in the Notice of Annual Meeting. It may, nevertheless, be revoked at any time insofar as it has not been exercised.

     The expenses in connection with this solicitation of proxies, including the cost of preparing, assembling and mailing, will be paid by the Corporation. In addition to the solicitation of proxies by the use of mails, it is possible that proxies may be solicited by certain directors personally, and by officers and employees personally or by telephone. In such an event, such directors, officers or employees will receive no additional remuneration therefor.

                                  OTHER MATTERS

     Management is unaware of any other business to be presented for consideration at the meeting of the stockholders. If, however, other business should properly come before the meeting, the proxies will be voted in accordance with the best judgement of the proxy holders.

Dated: December 15, 1997
       Fort Lauderdale, Florida

The undersigned, revoking previous proxies for such stock, hereby appoints ROBERT URICHO, JR., and S.B.DURHAM, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as designated below, all of the shares of common stock of SUNAIR ELECTRONICS, INC., which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Monday, January 19, 1998 at 10:00 A.M., and at any adjournement thereof.

1. Nominees for Directors are: Mr. Earl M. Anderson, Jr., Mr. George F. Arata, Jr., and Mr. Robert Uricho, Jr.

     ( ) VOTE FOR ALL NOMINEES LISTED ABOVE EXCEPT VOTE WITHHELD FROM FOLLOWING NOMINEES (if any) _________________________________________

          _____________________________________________________________________

     ( )  WITHHOLD VOTE FROM ALL NOMINEES.

2. To approve the reserve of 100,000 shares of common stock under the company's proposed stock option plan.

3. On any other business as may properly come before the meeting.

                                  THIS PROXY IS SOLICITED BY THE MANAGEMENT AND WILL BE VOTED IN FAVOR OF THE ABOVE NOMINEES AND PROPOSITIONS IF NO INSTRUCTIONS THEREOF ARE INDICATED.

                                  Dated this _____ day of ______________, 199__

                                  _____________________________________________

                                  _____________________________________________
                                  (Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or a corporation, title and capacity should be stated. If shares are held jointly, each holder should sign.)
                                  PLEASE DATE, SIGN AND RETURN THIS PROXY
                                  PROMPTLY.